Harding, Loevner Funds, Inc. (the “Fund”)

International Equity Portfolio

Institutional Emerging Markets Portfolio

Supplement dated June 30, 2011 to the

Prospectus for Institutional Investors, dated December 31, 2010, as amended January 13, 2011

Effective June 30, 2011, the following adjustments were made within the portfolio management teams of the Fund: Ferrill Roll, CFA, and Alexander Walsh, CFA, were named lead portfolio managers of the International Equity Portfolio; and Craig Shaw, CFA, joined G. “Rusty” Johnson, CFA, as lead portfolio manager of the Institutional Emerging Markets Portfolio. Accordingly, the changes below have been made to the International Equity Portfolio and Institutional Emerging Markets Portfolio included in the Prospectus for Institutional Investors.

The information that appears after the caption “Portfolio Managers” on page 5 of the Prospectus is replaced with the following:

Alexander T. Walsh, Ferrill Roll and Peter J. Baughan serve as the portfolio managers of the International Equity Portfolio. Mr. Walsh has held his position since January 2001. Messrs. Roll and Baughan have held their positions since October 2004. Messrs. Roll and Walsh are the lead portfolio managers.

The information that appears after the caption “Portfolio Managers” on page 9 of the Prospectus is replaced with the following:

G. “Rusty” Johnson, Simon Hallett and Craig Shaw serve as the portfolio managers of the Institutional Emerging Markets Portfolio. Messrs. Johnson and Hallett have held their positions since the Portfolio’s inception in October 2005. Mr. Shaw has served since December 2006. Messrs. Johnson and Shaw are the lead portfolio managers.

The changes below are made to the information provided under the caption “Portfolio Management” beginning on page 17 of the Prospectus:

The last sentence of the first paragraph is replaced with the following:

Mr. Hallett serves as a portfolio manager for the Institutional Emerging Markets Portfolio.

The last sentence of the second paragraph is replaced with the following:

Mr. Roll serves as a lead portfolio manager for the Global Equity Portfolio and as a lead portfolio manager for the International Equity Portfolio.

The last sentence of the third paragraph is replaced with the following:

Mr. Johnson serves as a lead portfolio manager for the Institutional Emerging Markets Portfolio and as a lead portfolio manager for the Frontier Emerging Markets Portfolio.

The last sentence of the fourth paragraph is replaced with the following:

Mr. Walsh serves as a portfolio manager for the Global Equity Portfolio and as a lead portfolio manager for the International Equity Portfolio.

The last sentence of the sixth paragraph is replaced with the following:

Mr. Shaw serves as a lead portfolio manager for the Institutional Emerging Markets Portfolio.

The first sentence under the caption “Availability of Additional Information About the Fund” is replaced with the following:

The SAI, dated December 31, 2010, as amended and supplemented, containing additional information about the Fund and each Portfolio, has been filed with the Securities and Exchange Commission (the “Commission”) and is incorporated by reference into this Prospectus.